SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 21, 2000


                     POPstar Communications, Inc.
    ------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


                               Nevada
    ------------------------------------------------------------
           (State or other jurisdiction of incorporation)


         0-27213                                      88-0385920
   ------------------                       ------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



                        107 East 3rd Avenue
                Vancouver, British Columbia V5T 1C7
-----------------------------------------------------------------------------
        (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (604) 872-6608


                               N/A
-------------------------------------------------------------------------------
    (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

     At the request of the Commission, the Registrant is hereby filing a copy of its audited financial statements as of and for the period from December
17, 1998 (inception date) to December 31, 1998. These financial statements give effect to the reverse acquisition by the Company of Cherokee Leather, Inc. as previously described in the Registrant's Form 10-SB, as amended, originally filed on September 1, 1999.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial statements of businesses acquired.









Financial  Statements  of

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17,  1998  to  December  31,  1998

AUDITORS'  REPORT

To  the  Board  of  Directors
POPstar  Global  Communications  Inc.

We have audited the balance sheet of POPstar Global Communications Inc. (A Development Stage Company) as at December 31, 1998 and the statements of operations and shareholder's equity and cash flows for the period from incorporation on December 17, 1998 to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1998 and the results of its operations and its cash flows for the period then ended in accordance with generally accepted accounting principles in the United States. The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has suffered losses from operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is described in note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Chartered  Accountants

Vancouver,  Canada
July  28,  1999

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Balance  Sheet
(Expressed  in  U.S.  Dollars)

December  31,  1998
--------------------------------------------------------------------------------


Assets

Total  assets                                                            $     -
                                                                         =======
Liabilities  and  Shareholders'  Equity

Liabilities                                                              $     -

Shareholders'  equity:
Capital  stock  (note  3)                                                      -
Retained  earnings                                                             -
                                                                         -------
Total  shareholders'  equity                                                   -

Going  concern  (note  1)
Commitment  (note  6)
Contingency  (note  7)
Subsequent  event  (note  8)


Total  liabilities  and  shareholders'  equity                           $     -
                                                                         =======



See  accompanying  notes  to  financial  statements.

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Statement  of  Operations  and  Retained  Earnings
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17, 1998
to  December  31,  1998
--------------------------------------------------------------------------------

Revenues                                                                 $     -
Expenses                                                                       -
                                                                         -------
Net  income                                                                    -

Retained  earnings,  beginning  of  period                                     -
                                                                         =======
Retained  earnings,  end  of  period                                     $     -
                                                                         =======
Basic  earnings  per  weighted  share  (note  2(d))                      $     -
                                                                         =======
Weighted  average  number  of  common  shares  outstanding                     -






See  accompanying  notes  to  financial  statements.

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Statement  of  Cash  Flows
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17, 1998
to  December  31,  1998
--------------------------------------------------------------------------------

Cash  flows  from  operating  activities:
Net  income                                                              $     -
Changes  in  non-cash  operating  working  capital                             -
                                                                         -------
Total  cash  flows  from  operating  activities                                -
                                                                         -------

Increase  in  cash                                                             -

Cash,  beginning  of  period                                                   -
                                                                         -------
Cash,  end  of  period                                                   $     -
                                                                         =======
Interest  paid                                                           $     -
Income  taxes  paid                                                            -
                                                                         =======



See  accompanying  notes  to  financial  statements.

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Notes  to  Financial  Statements
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17,  1998  to  December  31,  1998
--------------------------------------------------------------------------------


The Company was incorporated in the British Virgin Islands as an International Business Company on December 17, 1998. The Company is a provider of Internet based facsimile transmission technology and is currently in the process of field testing its services, as such, it is considered a development stage company.

1.     GOING  CONCERN:

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However the Company does not have an established source of revenue sufficient to cover its operating costs and to allow it to continue as a going concern. Subsequent to year end, the Company issued shares for cash (note 3) and commenced development of certain licensed software (note 4). In addition, the Company's shares were acquired by POPstar Communications, Inc. (note 8) in a transaction that will be accounted for as a recapitalization of the Company. Management anticipates that funds will be available from its shareholders, the common controlled company (note 4) or additional security issuances to fund operating requirements for the next fiscal year. There is no guarantee that the licensed software will generate revenues sufficient to cover its operating costs or that proceeds received from the issuance of shares or other sources will maintain the Company until that time.

2.     SIGNIFICANT  ACCOUNTING  POLICIES:

(a)     Software  development:

Software development costs are expensed as incurred unless they meet generally accepted accounting criteria for deferral and amortization. The Company assesses whether it has met the relevant criteria for deferral and amortization at each reporting date. No such expenditures met these criteria during the current period.

(b)     Income  taxes:

Income taxes will be provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109) "Accounting for Income Taxes". A deferred tax asset or liability will be recorded for all temporary differences between financial and tax reporting based on the enacted tax rates in the expected period of reversal of the difference. A valuation allowance is provided to the extent that it is not considered more likely than not that deferred tax assets arising due to loss carry forwards or temporary differences will be realized.

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Notes  to  Financial  Statements,  page  2
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17,  1998  to  December  31,  1998
--------------------------------------------------------------------------------


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED):

(c)     Use  of  estimates:

The preparation of the consolidated financial statement, in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Assumptions underlying these estimates are limited by the availability of reliable data and the uncertainty of predictions concerning future events. Consequently, the estimates and assumptions made do not necessarily result in a precise determination of reported amounts. Actual results could differ from those estimates.

(d)     Earnings  per  share:

Earnings per share is provided in accordance with Statement of Financial Accounting Standards No. 128 "Earnings Per Share". Basic earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects per share amount that would have resulted if dilutive securities, such as the preferred shares, had been converted to common stock at the later of the beginning of the period or their date of issuance.

3.     CAPITAL  STOCK:

Authorized:

     100,000,000  common  voting  shares  with  no  par  value
     10,000,000  preferred  voting  shares  with  no  par  value

                                                               Shares     Amount

Issued  and  outstanding:
Common  share  issued  for  cash                                  -      $     -
                                                                         -------
Balance,  December  31,  1998                                            $     -
                                                                         =======

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Notes  to  Financial  Statements,  page  3
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17,  1998  to  December  31,  1998
--------------------------------------------------------------------------------


3.     CAPITAL  STOCK  (CONTINUED):

(a) The Company was incorporated in December 1998 with an authorized share capital of 5,000,000 common voting shares with no par value. No shares were issued prior to December 31, 1998.

(b) On January 21, 1999, the Company increased its authorized share capital to 100,000,000 common voting shares without par value and 10,000,000 preferred voting shares without par value. At the option of the shareholder, each preferred share may be converted into one common share.

(c) On January 1, 1999 and February 17, 1999, the Company issued a total of 10,500,000 common shares for total proceeds of $9,565.

(d)     On  March  29,  1999  and  June  30, 1999, the Company issued a total of
2,375,000  preferred  shares  for  total  proceeds  of  $1,979,167.

(e) On January 12, 1999, the Company committed an additional 625,000 and 3,000,000 preferred shares to be issued not later than October 31, 1999 and March 31, 2000, respectively, for total cash proceeds of $3,020,833.

(f) On January 12, 1999, the Company granted an option to a shareholder to acquire up to 1,000,000 preferred shares at an amount equal to $0.833333 per preferred share. The payment for the acquisition would be an exchange of the preferred shares for an assignment of debt due to the shareholder from a company under common control.

4.     RELATED  PARTY  TRANSACTIONS:

(a) On January 11, 1999, the Company entered into a Licensing Agreement with TGI Technologies Ltd. ("TGI"), a company under common control, whereby the Company has been granted the exclusive commercial exploitation rights to certain Internet fax server software (the "Software"). Under this license, the Company has agreed to pay a percentage of the net sales resulting from the commercial activities of the Software, subject to a specified annually minimum, as follows:

Calendar                                  Percentage                      Annual
year                                   of  net  sales                    minimum
--------------------------------------------------------------------------------
1999                                             8%                    $ 400,000
2000                                             6%                      600,000
2001                                             4%                      500,000
2002                                             2%                      500,000

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Notes  to  Financial  Statements,  page  4
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17,  1998  to  December  31,  1998
--------------------------------------------------------------------------------

4.     RELATED  PARTY  TRANSACTIONS  (CONTINUED):

(b) In addition, the Company has entered into an agreement with TGI, a company under common control, whereby TGI will provide technical assistance, software development, marketing, management and other services, as required. The charge is based on TGI's direct and indirect costs of the services provided plus 15%.

5.     INCOME  TAXES:

There  is  no provision for income taxes for the period ended December 31, 1998.

6.     COMMITMENT:

On August 10, 1999, the Company entered into a non-exclusive, royalty free Service Agreement with TransNexus, LLC, a company incorporated under the laws of the State of Georgia. Under the terms of the Agreement, TransNexus, LLC will provide financial transaction settlement services and billing information to Internet Service Providers ('ISP') using the Company's technology in exchange for a percentage of the billings. The charging rates are currently under negotiation and have not yet been finalized.

7.     UNCERTAINTY  DUE  TO  THE  YEAR  2000  ISSUE:

The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

POPSTAR  GLOBAL  COMMUNICATIONS  INC.
(A  Development  Stage  Company)

Notes  to  Financial  Statements,  page  5
(Expressed  in  U.S.  Dollars)

Period  from  incorporation  on  December  17,  1998  to  December  31,  1998
--------------------------------------------------------------------------------


8.     SUBSEQUENT  EVENT:

On July 20, 1999, POPstar Communications, Inc. ("POPS") (formerly named Cherokee Leather, Inc.), a public company acquired all the issued and outstanding common and preferred shares of the Company in exchange for 12,875,000 common shares of POPS with the management of the Company continuing to manage operations for the combined entity. The common shares of POPS cannot be sold until July 20, 2000 except pursuant to an effective registration statement under the United States Securities Act of 1933 and any applicable State laws or upon the express written agreement of the Company. As POPS has no significant operations to the date of the acquisition, the transaction will be accounted for as a capital transaction whereby the Company is considered to have issued a capital transaction for consideration equal to the net assets of POPS. Under this accounting method, the comparative financial statements of POPS will be those of the Company. A condensed unaudited pro forma balance sheet of the Company giving effect to the capital transaction as if it had occurred on December 31, 1998 is as follows:


Assets                                                                  $     -
                                                                         =======
Current  liabilities                                                    $ 2,517

Shareholders'  equity:
Share  capital                                                           (2,517)
Deficit                                                                       -
                                                                         -------
                                                                         (2,517)
                                                                         -------
                                                                        $     -
                                                                         =======

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 28, 2000                 POPSTAR COMMUNICATIONS, INC.


                                        By:/s/  John McDermott
                                        -------------------------
                                        John McDermott
                                        Chief Executive Officer